Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

David J. Fallon

Vice President – Chief Financial Officer

Franklin, Tennessee

615-771-3100

FOR IMMEDIATE RELEASE

MONDAY, APRIL 28, 2014

CLARCOR AGREES TO ACQUIRE THE FILTRATION BUSINESS OF STANADYNE CORPORATION

Franklin, TN, April 28, 2014 — CLARCOR Inc. (NYSE: CLC) announced that it has entered into an agreement to acquire the filtration business of Stanadyne Corporation, a portfolio company of Kohlberg & Co., LLC, for approximately $325 million, subject to contractually agreed adjustments. The transaction is expected to close within the next two weeks.

With approximately 200 employees and 2013 annual revenues of approximately $107 million, the business is a leading supplier of original equipment and replacement fuel filtration products, including the well-known Fuel Manager® line of diesel fuel filters and water separators, primarily for off-road, agricultural and construction applications. The business has been supplying fuel filter solutions to leading original equipment manufacturers for more than 50 years and is headquartered in Windsor, CT, with manufacturing operations in Washington, NC and start-up operations in India. The business is a carve-out from a consolidated Stanadyne business that supplies fuel injectors and pumps in addition to fuel filtration products. Stanadyne Corporation will continue to own and operate the fuel injector and pumps business, and CLARCOR and Stanadyne Corporation will each provide certain transition services to the other during an interim period for the purpose of maintaining operational stability and meeting customer needs.

Christopher L. Conway, CLARCOR’s Chairman, President and Chief Executive Officer commented, “We are extremely enthusiastic about this acquisition and its strategic implications for CLARCOR. For more than 50 years, Stanadyne has been a leader in the design, manufacture and supply of original equipment diesel fuel filtration products to many of the biggest names in the industry. By combining this business with the OE capabilities of the other companies in our Engine/Mobile segment, Baldwin Filters and Clark Filter, we believe we will have the scale and focus to better serve OE customers and grow this side of our business in a meaningful fashion. In light of the anticipated enhancement of our OE capabilities, I am pleased to announce the creation of a separate business division within our Engine/Mobile Segment, CLARCOR Engine Mobile Solutions, to specifically serve the filtration needs of OE manufacturers around the globe.

“Not only will this transaction increase our OE capabilities, but we believe it will provide us with even greater access to robust aftermarket opportunities, as more than 70% of Stanadyne filtration’s sales are to the aftermarket, predominantly through original equipment services channels. Stanadyne’s filtration business has strong operating margins that we expect to be in line with or slightly better than the historical operating margins of our Engine/Mobile segment as a whole.

“This acquisition also reflects our continued focus on innovative technology and R&D. The majority of Stanadyne filtration’s current and anticipated products embody proprietary and patented technology that we believe is well-suited to meet the challenges of increasing demand for cleaner fuel driven by more stringent emission requirements. We will look to leverage this technology across our entire Engine/Mobile segment. This acquisition also more than doubles the number of dedicated engineering and R&D personnel in our Engine/Mobile segment. Adding such an infusion of talent to what we believe was an already outstanding team is extremely exciting to us.

“Finally, we will gain a talented and seasoned management team who will be helping us lead our new division, as well as many other dedicated Stanadyne filtration employees who want to see their business continue to thrive as a leader in diesel fuel filtration. I am confident that in CLARCOR, they will find a platform to do just that. We are looking forward to a long and bright future together.”

CEO of Stanadyne, Robert G. Isaman, agreed with Mr. Conway, stating, “We couldn’t be more pleased that the filtration business of Stanadyne will continue its strong legacy in the hands of a company dedicated to filtration such as CLARCOR – a company with a 110 year history, as well as the resources and global footprint to serve customers seeking world-class fuel filtration. This is the proverbial win-win for customers and for employees.”

XMS Capital Partners served as exclusive financial advisor and Bass Berry & Sims PLC served as lead legal advisor to CLARCOR in connection with the transaction, and Robert W. Baird & Co. and Ropes & Gray LLP served as exclusive financial and legal advisors, respectively, to Stanadyne. Consummation of the transaction is subject to various customary closing conditions.

CLARCOR is based in Franklin, Tennessee, and is a diversified marketer and manufacturer of mobile, industrial and environmental filtration products and consumer and industrial packaging products sold in domestic and international markets. Common shares of the Company are traded on the New York Stock Exchange under the symbol CLC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release other than statements of historical fact, are forward-looking statements. These forward-looking statements may include, among other things: statements and assumptions relating to the consummation of the proposed acquisition; the historical results of operations of the business to be acquired; statements regarding anticipated enhancement of the Company’s OE capabilities and aftermarket opportunities; statements regarding anticipated operating margins of the business in comparison to our Engine/Mobile Segment as a whole; statements regarding our ability to achieve synergies or to leverage technology or regarding the value of any intellectual property and technology acquired; statements relating to personnel of the business to be acquired; statements regarding the anticipated economic conditions of the industries and markets that we serve; statements relating to the anticipated effects on results of operations or financial condition from recent and expected developments or events; statements relating to the Company’s business and growth strategies; and any other statements or assumptions that are not historical facts. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These risks include the failure to complete the acquisition and the failure to realize the economic and strategic benefits of the transaction. In addition, the Company’s past results of operations do not necessarily indicate its future results. The Company’s future results may differ materially from the Company’s past results as a result of various risks and uncertainties, including the risk factors discussed in the “Risk Factors” section of the Company’s 2013 Form 10-K and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this press release. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements or the risk factors described in this press release, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

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